UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant
Filed by a Party other than the Registrant

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Soliciting Material Pursuant to
☐	Confidential, For Use of the		SS.240.14a-11(c) or SS.240.14a-12
☐	Commission Only (as permitted
☐	by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials

URON INC.

 (Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1)	Amount previously paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

ii

URON INC.

April 25, 2007

Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of URON Inc. to be held at 7:30 a.m., on Friday, May 25, 2007, at 9449 Science Center Drive, New Hope, Minnesota 55428.

The matters to be voted upon at the Meeting are listed in the enclosed Notice of Meeting and discussed in the enclosed proxy statement.

We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares that you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience

April 25, 2007

Very truly yours,

Date: April 25, 2007	/s/ Donald Miller
Donald Miller
CHAIRMAN OF THE BOARD OF DIRECTORS

URON INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2007

To the Shareholders of URON Inc:

The Annual Meeting of Shareholders of URON Inc. (the "Company") will be held on Friday, May 25, 2007, at 7:30 a.m. at the office of 9449 Science Center Drive, New Hope, Minnesota 55428, for the following purposes:

1.	To elect 1 Director for a term of one year.

2.
To amend and restate the Articles of Incorporation of the Company in their entirety as set forth in Appendix A.  Amendments consist of elimination of the right to cumulate votes in the election of directors
  preemptive rights

3.	To amend the Bylaws of the Company to:
▪ permit the board of directors to increase the number of members of the board and fill the newly created positions, and
▪ decrease the quorum for a meeting of shareholders to 33% of the voting shares outstanding.

4.
To approve, pursuant to Minnesota Statutes § 302A.671, the purchase of, and thereby grant voting rights to shares of common stock of the Company acquired by Lantern Advises LLC ("Lantern") in August 2006 (the "Investment").

5.	To transact such other business as may properly come before the meeting or any adjournment thereof.

The ownership and business of Lantern are described in Appendix B attached to this proxy statement. Lantern’s statement of beneficial ownership on Schedule 13D/A, as filed with the Securities and Exchange Commission, is attached as Appendix C.

The Board of Directors has fixed the close of business on April 11, 2007 as the record date for the determination of shareholders entitled to vote at the Meeting and to receive notice thereof. The transfer books of the Company will not be closed.

A PROXY STATEMENT AND FORM OF PROXY ARE ENCLOSED. SHAREHOLDERS ARE REQUESTED TO DATE, SIGN AND RETURN THE ENCLOSED PROXY TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON. SHAREHOLDERS WHO ATTEND THE MEETING MAY REVOKE THEIR PROXIES AND VOTE IN PERSON IF THEY DESIRE.

Order of the Board of Directors
/s/ Donald Miller
Donald Miller, Secretary
April 25, 2007

TABLE OF CONTENTS

GENERAL INFORMATION	1

RECORD DATE AND VOTING	1

RECOMMENDATIONS OF THE BOARD OF DIRECTORS	2

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT	2

ELECTION OF DIRECTORS	3

AMENDMENT AND RESTATEMENT OF ARTICLES	6

AMENDMENTS TO BYLAWS	6

APPROVAL OF SHARE ACQUISITION	8

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	9

OTHER MATTERS	10

PROPOSALS FOR FISCAL 2007 ANNUAL MEETING	10

INCORPORATION OF INFORMATION BY REFERENCE

APPENDICES:

A.	Amended and Restated Articles of Incorporation

B.	Description of Lantern

C.	Lantern Statement of Beneficial Ownership on Schedule 13D/A filed in March 2007

 URON INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 25, 2007

GENERAL INFORMATION

This proxy statement is furnished to shareholders by the Board of Directors of URON Inc. (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on May 25, 2007, to be held at 9449 Science Center Drive, New Hope, Minnesota 55428, at 7:30 a.m., and at all adjournments thereof for the purposes set forth in the attached Notice of Meeting of Shareholders. The purposes of the meeting and the matters to be acted upon are set forth in the accompanying Notice of Meeting of Shareholders. The Board of Directors is not currently aware of any other matters which will come before the meeting.

Shareholders may revoke proxies before exercise by submitting a subsequently dated proxy or by voting in person at the Meeting. Unless a shareholder gives contrary instructions on the proxy card, proxies will be voted at the meeting to elect each director nominee, to approve the amendment to the Bylaws and to approve the investment in common stock of the Company by Lantern (the "Investment"). This proxy statement and the enclosed proxy are being mailed to the shareholders of the Company on or about April 25, 2007.

The Company will make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of the shares and will reimburse them for their expenses in so doing. To ensure adequate representation of shares at the meeting, officers, agents and employees of the Company may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. All expenses incurred in connection with this solicitation will be borne by the Company.

The Company is including with this proxy statement its Annual Report on Form 10-KSB for the year ended December 31, 2006, as filed with the Securities and Exchange Commission. A shareholder may receive, without charge, an additional copy of the Form 10-KSB by writing to the Company at its principal corporate office.

RECORD DATE AND VOTING

The Board of Directors has fixed April 11, 2007, as the record date for the determination of shareholders entitled to vote at the Meeting. As of the close of business on the record date, there were outstanding 5,410,255 shares of common stock, no par value, which is the only outstanding class of stock of the Company entitled to vote at the Meeting. Each share of common stock is entitled to one vote on each proposal to be presented to the meeting, except that 1,445,758 of the shares held by Lantern are non-voting pending approval of the Investment by the shareholders.

The presence at the Meeting in person or by proxy of the holders of a majority of the outstanding shares of the Company's common stock entitled to vote constitutes a quorum for the transaction of business. Directors will be elected by plurality vote. The amendment and restatement of the Articles and the amendments to the Bylaws will be approved if such proposal receives the affirmative vote of a majority vote of the shares present at the Meeting either in person or by proxy and entitled to vote on that matter (but in no event less than a majority of a quorum, or 26% of the shares issued and outstanding). The proposal to grant voting rights to the shares comprising the Investment requires the affirmative vote of both:

▪	The holders of the majority of voting power of all shares entitled to vote, including shares held by Lantern; and

▪	The holder of the majority of voting power of all shares excluding:

▪ The Investment shares;
▪ Shares held by officers of the Company;
▪ Shares held by any person who is both an employee and a director of the Company.

Shares voted as abstentions will be counted as present and entitled to vote for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but will not be deemed to have been voted in favor of such matter. The effect of broker non-votes on a particular matter depends on whether the matter is one as to which the broker or nominee has discretionary voting authority. (Broker non-votes are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner.) If a broker submits a proxy that indicates the broker does not have discretionary authority to vote certain shares on a particular matter, those shares will be counted as present for purposes of determining a quorum, but will not be considered present and entitled to vote for purpose of calculating the vote with respect to such matter.

RECOMMENDATIONS OF THE BOARD OF DIRECTORS

The Board of Directors recommends a vote FOR the sole director nominee, FOR the amendment and restatement of the Articles, FOR the amendments to the Bylaws, and FOR approval of the Investment and grant of voting rights to Lantern with respect to the non-voting Investment shares. The current member of the Board of Directors and the sole executive officer of the Company has advised the Company that he intends to vote as a shareholder FOR the director nominee, FOR the amendment and restatement of the Articles, FOR the amendments to the Bylaws and FOR the grant of voting rights to Lantern. It is intended that proxies solicited by the Board of Directors will be voted FOR the director nominee and FOR such proposals unless otherwise directed by the shareholder submitting the proxy.

PRINCIPAL SHAREHOLDERS AND
OWNERSHIP OF MANAGEMENT

The following table sets forth as of April 11, 2007 the record and beneficial ownership of Common stock held by (1) each person who is known to the Company to be the beneficial owner of more than 5% of the common stock of the Company; (ii) each current director; (iii) each executive officer; and (iv) all executive officers and directors of the Company as a group. Securities reported as "beneficially owned" include those for which the named persons may exercise voting power or investment power, alone or with others. Voting power and investment power are not shared with others unless so stated. The number and percent of shares of common stock of the Company beneficially owned by each such includes the number of shares which such person has the right to acquire within sixty (60) days after such date.

Name and Address	Number of Shares Owned	Percentage

Lantern Advisers LLC	2,583,098	47.8
900 IDS Center
80 South 8th Street
Minneapolis, MN 55402

Donald Miller	554,405	10.2
URON Inc.
9449 Science Center Drive
New Hope, MN 55428

ELECTION OF DIRECTORS

The Board of Directors has nominated one person for election at the Meeting as Director for a one-year term expiring at the 2007 Annual Meeting. The newly elected Director will hold office for the term for which elected and will serve until his successors have been duly elected and qualified.

It is intended that votes will be case pursuant to the enclosed proxy for the election of the nominee in the table below, except for those proxies that withhold such authority. In the event that any of the nominees of the Company is unable or declines to serve as a Director at the time of the Meeting, the proxy will be voted for the election of such other individual as the Board shall designate n the place of such nominee. Management has no reason to believe that the nominee will not be a candidate or will be unable to serve.

Information About Nominee

The following information has been furnished to the Company by the respective nominees for Director.

Name	Age	Position	Director Since

Donald Miller	66	Chairman, Multiband Corporation	July 2006

Donald Miller worked for Schwan's enterprises between 1962 and 2001, primarily as Chief Financial Officer. He is currently employed by Schwan's as Special Assistant to the CEO. Mr. Miller currently serves as Chairman of the Board of Directors of Multiband Corporation.

The Company knows of no arrangements or understandings between a Director or nominee and any other person pursuant to which any person has been selected as a Director or nominee. There is no family relationship between any of the nominees, Directors or executive officers of the Company.

Board of Directors and its Committees

Currently, the Board has no members who are "independent" as defined by the listing standards of the NASDAQ Stock Market.

Because Donald Miller was the sole member of the Board of Directors in 2006, the Board acted during 2006 by unanimous written consent in lieu of conducting formal meetings. Last year, there was one such action taken by written consent.
In 2006, the Board did not have an audit committee, a compensation committee, or nominating committee.

Shareholder Communication with the Board

Our Board welcomes your questions and comments. If you would like to communicate directly to our Board, or if you have a concern related to the Company's business ethics or conduct, financial statements, accounting practices or internal controls, then you may contact us by telephone (763-504-3000) or mail (9449 Science Center Drive, New Hope, MN 55428). All communications will be forwarded to Donald Miller.

Directors' attendance at the meetings can provide shareholders with an opportunity to communicate with the Director about issues affecting the Company. The Company does not have a policy regarding director attendance, but all Directors and nominees are encouraged to attend the annual meetings of shareholders.

Audit Committee

The Board of Directors did not have an audit committee in 2006, since Donald Miller was the sole member of the Board. Thus, the entire Board, consisting of Mr. Miller:

▪ selected the independent registered public accounting firm to conduct the annual audit of our books and records;

▪ reviewed the proposed scope and results of the audit;

▪ approved the audit fees to be paid;

▪ reviewed accounting and financial controls with the independent registered public accountants and our financial and accounting staff; and

▪ reviewed and approved transactions between us and our Directors, officers and affiliates.

We believe that Donald Miller would qualify as an "audit committee financial expert" as defined in Item 401(h)(2) of Regulation S-K under the Securities Act of 1933, as amended, except that he is not “independent” from management. Currently, the Company has no independent directors.

Compensation Committee

Because Donald Miller was our sole officer and employee in 2006, and because Mr. Miller received no compensation for his services, the Board did not have a need for and did not appoint a compensation committee.

Nominating Committee

Because Donald Miller was the sole member of the Board of Directors in 2006, the Board had no nominating committee. Mr. Miller determined criteria for candidates for election or re-election to our Board, and the size and composition of our Board. We expect that in 2007 the entire Board will continue to perform these duties, rather than appointing a nominating committee. The Board will consider nominees for Director suggested by shareholders in written submissions to the Company.

Code of Ethics for Senior Financial Management

Our Code of Ethics for Senior Executive Officer and Senior Financial Officers applies to all of our executive officers, including our president and our chief financial officer, and meets the requirements of the Securities and Exchange Commission. We have filed our Code of Ethics as an exhibit to our report on Form 10-KSB for the year ended December 31, 2006 and will provide a copy to any shareholder upon request. We intend to disclose any amendments to and any waivers from a provision of our Code of Ethics on our website within four business days following the amendment or waiver.

Executive Compensation

The Company did not pay any cash or cash-equivalent remuneration to any executive officer or any director during the Company's last three years ended December 31, 2006, 2005 and 2004. The Company issued no options, warrants, restricted stock, or stock-based compensation to any officer or director during its last three fiscal years. In February 2007, the Company entered into an employment agreement with Don Miller, employing him as Chief Executive Officer for the period ending December 31, 2007. His sole compensation is 500,000 shares of URON common stock with restricted transferability.

Related Party Transactions

The Company has an ongoing contract with Multiband Corporation for personnel and office support (including operations and accounting). URON incurred service fees to Multiband in the amount of $56,570 for the year ended December 31, 2006. Our sole officer and director, Don Miller, is (and was, during the period in question) the Chairman of the Board of Directors of Multiband. The Board of Directors believes that such fees are at market rate.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that directors, certain officers of the Company and ten percent shareholders file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") as to the Company's securities beneficially owned by them. Such persons are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16a-3(e) and Forms 5 and amendments thereto furnished to the Company with respect to its most recent fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-B stating that no Forms 5 were required, the Company believes that, during fiscal year 2006, all Section 16(a) filing requirements applicable to the Company's officers, directors and ten percent shareholders were complied with.

Equity Compensation Plan Information

As of December 31, 2006, the Company had no equity compensation plans. The Company's Board has the authority to grant options and warrants to purchase shares of the Company's common stock outside of any equity compensation plans approved by security holders.

AMENDMENT AND RESTATEMENT OF ARTICLES

The Board of Directors has approved the Amendment and Restatement of the Articles of Incorporation of the Company in the form set forth as Appendix A to this Proxy Statement. The principal substantive changes from the current Articles of Incorporation are as follows:

Elimination of Pre-emptive Rights - A pre-emptive right allows each shareholder to purchase his/her proportionate share of a new issue of securities. Thus, the Company must offer shares first to the existing shareholders, who must purchase or waive their right to do so (by affirmative action or failure to act by the deadline) before the Company can offer the shares to non-shareholders. For a public company such as URON this process is a significant obstacle in obtaining necessary funding, due to delay and cost.

Elimination of Cumulative Voting in Elections for Directors - Cumulative voting allows a shareholder to cast all of his/her votes for one candidate for election as director, rather than across all nominees, thus increasing the change that minority shareholders will be able to elect at least one board member. For example, if there are three nominees and a shareholder has five shares, he/she may cast 15 votes for one nominee rather than five votes for each and confusing cumulative voting is particularly cumbersome for a company like URON which is publicly held.

AMENDMENTS TO BYLAWS

The Board of Directors of the Company has amended the Bylaws of the Company, subject to shareholder approval at the Annual Meeting,

•	to allow the Board of Directors to increase the number of directors and to fill the new positions, and

•	to decrease the quorum for shareholder meetings to 33% of the voting power of the outstanding shares.

The Board believes that it is highly desirable to increase the number of Directors, but it has not yet identified any candidates willing to serve. The amendment will allow the Board to seek and install new Directors without waiting for the next meeting of shareholders. Section 3.02 of the Bylaws will be amended and restated in its entirety as set forth below.

Current Version

Section 3.02. Number, Qualifications and Term of Office. Until the first meeting of shareholders, the directors shall be the persons named as directors in the Articles of Incorporation. Thereafter, the number of directors shall be the number last elected by the shareholders. Directors need not be shareholders. Each of the directors shall hold office until the regular meeting of the shareholders next held after his election, until his successor shall have been elected and shall qualify, or until he shall resign or shall have been removed as hereinafter provided.

Amended and restated version

Section 3.02. Number, Qualifications and Term of Office. The number of directors shall be the number last elected by the shareholders; provided that between regular meeting of shareholders the Board of Directors may increase the authorized number of directors and elect persons to fill the new positions. Directors need not be shareholders. Each of the directors shall hold office until the regular meeting of the shareholders next held after his election, until his successor shall have been elected and shall qualify, or until he shall resign or shall have been removed as hereinafter provided.

The Board feels that the reduced quorum will avoid failed meetings and the effort and expense related thereto. Section 2.04 of the Bylaws will be amended and restated in its entirety as set forth below.

Section 2.04. Quorum; Adjourned Meetings. The holders of a majority of the voting power of the shares entitled to vote at a meeting constitute a quorum for the transaction of business; said holders may be present at the meeting either in person or by proxy. If a quorum is present when a duly called or held meeting is convened, the shareholders present may continue to transact business until adjournment, even though withdrawal of shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

Section 2.04. Quorum; Adjourned Meetings. The holders of thirty-three percent (33%) of the voting power of the shares entitled to vote at a meeting constitute a quorum for the transaction of business; said holders may be present at the meeting either in person or by proxy. If a quorum is present when a duly called or held meeting is convened, the shareholders present may continue to transact business until adjournment, even though withdrawal of shareholders originally present leaves less than the proportion or number otherwise required for a quorum.

APPROVAL OF SHARE ACQUISITION

Overview

On August 11, 2006, Lantern purchased 2,383,098 shares of common stock of the Company from MultiBand Corporation (the former parent of the Company) for a total purchase price of $75,000. Pursuant to Minnesota law, described below, these shares, except for 937,340 shares which constitutes less than 20% of the Company’s shares at the time of acquisition, are currently non-voting. In March 2007, URON issued 200,000 shares of common stock to Lantern in consideration of services (including assistance in preparation of the Company’s annual report and proxy materials). The voting rights of these 200,000 shares are not subject to shareholder approval.

Minnesota Law

The Minnesota Business Corporation Act requires the approval of the holders of a majority of the Company's voting shares and a majority of the Company's voting shares held by disinterested shareholders before a person purchasing 20% or more of the Company's voting shares from a person other than the Company can vote the shares in excess of 20%. Similar shareholder approvals are required at the 33 1/3% and 50% thresholds.

In addition, under the Minnesota Business Corporation Act, the Company is precluded from entering into certain specified business combinations with, or proposed by, or on behalf of, any "interested shareholder" or affiliated or associated persons for at least four years after the shareholder acquires its 10% interest, unless a committee of the Board consisting of all of its disinterested directors (excluding present officers and employees of the Company and persons who were officers or employees of the Company within the preceding five years) approves the acquisition of the 10% interest or the business combination before the date on which the shareholder acquires its 10% interest. "Interested shareholder" means a beneficial holder of at least 10% of the outstanding voting shares, including an affiliate or associate of the Company who, within the preceding four years, was a 10% shareholder regardless of such person's present shareholdings. The Board of Directors appointed a disinterested committee which approved the Investment by Lantern.

For purposes of the statute, business combinations include the following transactions with an interested shareholder (or affiliated or associated persons): (i) certain mergers of the Company or its subsidiaries, statutory share exchanges or dispositions of substantial assets of the Company or its subsidiaries; (ii) issuances or transfers by Company or its subsidiaries of substantial shares of the Company or its subsidiaries; (iii) loans or other financial assistance or tax advantages provided by the Company or its subsidiaries; and (iv) recapitalizations that increase the proportionate voting power of the interested shareholder or affiliated or associated persons. Plans for a the liquidation, dissolution or reincorporation in another state of the Company proposed by, or on behalf of, or pursuant to agreements, arrangements or understandings with an interested shareholder (or affiliated or associated persons) also constitute business combinations.

Effect of the Transaction on Existing Shareholders

The Investment will not result in any change in the number or type of shares owned by the existing holders of the Company's common stock. However, if voting rights are approved, Lantern will exercise voting rights of approximately 47.8% and will have the right to influence the business and operations of the Company to a significant extent, and will have the ability to significantly influence the outcome of any vote of the shareholders, including votes concerning the election of directors and changes in control.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors selected Virchow, Krause & Company, LLP, to audit the consolidated financial statements of the Company for the year ended December 31, 2006. Prior to 2006, the Company was wholly-owned by Multiband Corporation and was audited only in connection with the preparation of the consolidated financial reports of Multiband.

Fees Billed to the Company by Virchow, Krause & Company, LLP during Fiscal 2006

The following table details the fees paid to Virchow Krause for the year ended December 31, 2006. All of such fees relate to the audit of the Company’s financial statements for the year ended December 31, 2006 and review of the financial statements included in the Company’s reports on Form 10-QSB for the second and third quarters of 2006.

Audit Fees	$26,715
Audit-Related Fees	0
Tax Fees	0
Total	$26,715

The policy of the Company's Board of Directors is to review and pre-approve both audit and non-audit services to be provided by the independent auditors (other than with de minimis exceptions permitted by the Sarbannes-Oxley Act of 2002). Approval of non-audit services shall be disclosed to investors in periodic reports required by section 13(a) of the Securities Exchange Act of 1934. All fees paid to Virchow, Krause & Company, LLP were pre-approved by the Board of Directors.

No services in connection with appraisal or valuations services, fairness opinions or contribution-in-kind reports were rendered by Virchow, Krause & Company, LLP. Furthermore, no work of Virchow, Krause & Company, LLP with respect to its services rendered to the Company was performed by anyone other than Virchow, Krause & Company, LLP.

It is expected that a representative of Virchow, Krause & Company, LLP will be present at this meeting. The representative will have an opportunity to make a statement and will be available to respond to appropriate questions.

OTHER MATTERS

The management of the Company is unaware of any other matters that are to be presented for action at the meeting. Should any other matter come before the meeting, however, the persons named in the enclosed proxy will have discretionary authority to vote all proxies with respect to such matter in accordance with their judgment.

PROPOSALS FOR FISCAL 20067 ANNUAL MEETING

It is currently anticipated that the annual meeting for the fiscal year ending December 31, 2007 (the "2007 Annual Meeting"), will be held in late May, 2008. Shareholders who intend to submit proposals for inclusion in the 2007 Proxy Statement and Proxy for shareholder action at the 2007 Annual Meeting must have done so by sending the proposal and supporting statements, if any, to the Company at its corporate offices no later than December 27, 2007.

In addition, shareholders are advised that pursuant to the rules of the Commission, proxies solicited by management for the 2007 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 2007 Annual Meeting, unless the Company has received notice of such proposal not later than March 12, 2008.

INCORPORATION OR INFORMATION
BY REFERENCE

The following items in the Company's Report on Form 10-KSB (enclosed herewith) are incorporated by reference in this proxy statement

Item No	Description
6	Management's Discussion or Plan of Operation
7	Financial Statements
8	Changes In and Disagreements with Accountants on Accounting and Financial Disclosure

By Order of the Board of Directors
/s/ Donald Miller

Dated April 25, 2007	Donald Miller, Secretary
Minneapolis, Minnesota

URON INC.

ANNUAL MEETING OF SHAREHOLDERS

Friday, May 25, 2007
7:30 A.M.

URON INC.
9449 Science Center Drive
New Hope, MN 55428

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, having received the Notice of Annual meeting of Shareholders and Proxy Statement dated April 25, 2007, hereby appoints each of Donald Miller as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of URON Inc. to be held on Friday, May 25, 2007 at 7:30 a.m. at 9449 Science Center Drive, New Hope, Minnesota 55428, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH DIRECTOR NOMINEE, FOR APPROVAL OF THE AMENDED AND RESTATED ARTICLES, FOR APPROVAL OF THE AMENDMENTS TO THE BYLAWS, FOR APPROVAL OF THE LANTERN INVESTMENT, AND AT THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

SEE REVERSE FOR INSTRUCTIONS.

PLEASE DETACH HERE

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEM 1.

1.	Election of Directors: For the nominee listed below (except as marked to the contrary below)

01 Donald Miller

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED.)

2.	To approve the elimination of pre-emptive rights in the Articles of Incorporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	To approve the elimination of cumulative voting in the Articles of Incorporation.

☐ FOR	☐ AGAINST	☐ ABSTAIN

4.	To approve an amendment to the Bylaws which allows the Board of Directors to increase the size of the Board.

☐ FOR	☐ AGAINST	☐ ABSTAIN

5.	To approve an amendment to the Bylaws which decreases the quorum requirement for a meeting of shareholders to 33% of the voting shares outstanding.

☐ FOR	☐ AGAINST	☐ ABSTAIN

6.	To approve the purchase by Lantern Advisers LLC of certain shares of common stock of the Company, thereby grant voting right to Lantern with respect to such shares.

☐ FOR	☐ AGAINST	☐ ABSTAIN

7.	The authority to vote, in his discretion, on all other business that may properly come before the meeting.

☐ FOR	☐ AGAINST	☐ ABSTAIN

Address Change? Mark Box   ☐
Indicate changes below:

Dated: ______________, 2007

(Signature(s) in Box)

PLEASE SIGN exactly as name appears below.When shares are held by joint tenants, both should sign. If signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporation name by president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

APPENDIX A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
URON INC.

The undersigned, being the Chief Executive Officer of URON Inc., a Minnesota corporation (the “Company”), subject to the provisions of Chapter 302A of the Minnesota Statutes, known as the Minnesota Business Corporation Act, does hereby certify that the Board of Directors and shareholders of the Company adopted the following resolutions by action of the Board of Directors on ___________, 2007, and at a meeting of the shareholders on May 18, 2007:

AMENDED ARTICLES OF INCORPORATION

WHEREAS, the Company wishes to amend and restate its Articles of Incorporation; THEREFORE IT IS

RESOLVED, that the Articles of Incorporation of the Company be, and the same hereby are, amended and restated, and the following Amended and Restated Articles of Incorporation take the place of and supersede the existing Articles of Incorporation and all amendments thereto, pursuant to Minnesota Statutes Section 302A.135, to read as follows:

ARTICLE I
NAME

The name of this corporation is URON Inc.

ARTICLE II
REGISTERED OFFICE

The registered office of the corporation is located at 9449 Science Center Drive, New Hope, Minnesota 55428.

ARTICLE III
CAPITAL

3.01. The aggregate number of shares which this corporation shall have the authority to issue is 200,000,000 shares, having no par value.

3.02. The Board of Directors may, from time to time, establish by resolution different classes or series of shares and may fix the relative rights and preferences of said shares in any class or series.

3.03. The Board of Directors shall have the authority to issue shares of a class or series to holders of shares of another class or series to effectuate share dividends, splits, or conversion of its outstanding shares.

3.04. No shareholder of the corporation shall have any pre-emptive rights.

3.05. No shareholder shall be entitled to any cumulative voting rights.

3.06. The shareholders shall take action by the affirmative vote of the holders of a majority of the voting power of all voting shares represented at a duly held meeting of the shareholders, except where a larger proportion is required by law, these Articles, or a shareholder control agreement.

ARTICLE IV
BOARD ACTION

Except as to those matters requiring shareholder approval, any action required or permitted to be taken by the Board of Directors of this corporation may be taken by written action signed by a majority of the directors then holding office.

ARTICLE V
DIRECTOR LIABILITY

A director of the corporation shall not be personally liable to the corporation or its shareholders for monetary damages for breach of fiduciary duty as a director; except for (i) liability based on a breach of the duty of loyalty to the corporation or the shareholders; (ii) liability for acts or omissions not in good faith or that involved intentional misconduct or a knowing violation of law; (iii) liability based on an improper distribution under Minnesota Statutes Section 302A.559 or on violations of state securities laws under Minnesota Statutes Section 80A.23; (iv) liability for any transaction from which the director derived an improper personal benefit; or (v) liability for any act or omission occurring prior to the date this Article becomes effective. If Minnesota Statutes Chapter 302A hereafter is amended to authorize the further elimination or limitation of the liability of directors or officers, then the liability of a director or officer of the corporation, in addition to the limitation on personal liability provided herein for directors, shall be limited to the fullest extent permitted by such amendment. Any repeal or modification of this Article by the shareholders of the corporation shall be prospective only and shall not adversely affect any limitation on the personal liability of a director or officer of the corporation existing at the time of such repeal or modification.

IN WITNESS WHEREOF, I have subscribed my name to these Amended and Restated Articles of Incorporation this ___ day of May, 2007.

Donald M. Miller

2

APPENDIX B

Description of Lantern

Lantern Advisers LLC ("Lantern") is a Minnesota limited liability company owned by its managing members, Joseph Geraci II and Douglas M. Polinsky. Lantern provides business consulting services and is managed part-time by Mr. Geraci. Mr. Geraci's principal employment is with Isles Capital LLC, which also provides business consulting services.

The business address of Lantern and Mr. Geraci is c/o Isles Capital LLC, 80 South 8th Street, Suite 900, Minneapolis, Minnesota 55402. Mr. Polinsky's address is c/o Great North Capital Corp., 130 Lake Street West, Suite 300, Wayzata, Minnesota 55391.

Douglas M. Polinsky is also a managing member of Lantern. Mr. Polinsky's principal employment is with Great North Capital Corp. Great North is a firm which provides business consulting services.

3

APPENDIX C

Schedule 13D/A Filed by Lantern with the Securities and Exchange Commission in March 2006

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 13D/A

Under the Securities Exchange Act of 1934
(Amendment No. _________)*

URON Inc.
(Name of Issuer)

Common Stock, No Par Value
(Title of Class of Securities)

917276-10-7
(CUSIP Number)

Janna R. Severance, Esq.
Messerli & Kramer P.A.
150 South Fifth Street
Suite 1800
Minneapolis, MN 55402
(612) 672-3709

(Name, Address and Telephone Number of Person Authorized to Receive Notice and Communications)

March 6, 2007
(Date of Event which Requires Filing of this Statement)

If the filing person has previously filed a statement on Schedule 13G to report the acquisition which is the subject of this Schedule 13D, and is filing this schedule because of §240.13d-1(e), §240.13d-1(f) or §240.13d-1(g), check the following box ☐.

SCHEDULE 13D

CUSIP No. 917276-10-1	Page 2 of 7 pages, including exhibits

1	NAME OF REPORTING PERSON S.S. OR I.R.S. IDENTIFICATION NO. OF ABOVE PERSON Lantern Advisers LLC

2	CHECK THE APPROPRIATE BOX IF A MEMBER OF A GROUP* N/A	(a) ☐ (b) ☐

3	SEC USE ONLY
4	SOURCE OF FUNDS* WC
5	CHECK BOX IF DISCLOSURE OF LEGAL PROCEEDINGS IS REQUIRED PURSUANT TO ITEMS 2(d) OR 2(e) N/A
6	CITIZENSHIP OR PLACE OF ORGANIZATION Minnesota

7	SOLE VOTING POWER 2,583,098
8	SHARED VOTING POWER None
9	SOLE DISPOSITIVE POWER 2,583,098
10	SHARED DISPOSITIVE POWER None

2

SCHEDULE 13D
CUSIP No. 917276-10-1	Page 3 of 7 pages, including exhibits

11	AGGREGATE AMOUNT BENEFICIALLY OWNED BY EACH REPORTING PERSON 2,583,098
12	CHECK BOX IF THE AGGREGATE AMOUNT IN ROW (11) EXCLUDES CERTAIN SHARES* ☐ N/A
13	PERCENT OF CLASS REPRESENTED BY AMOUNT IN ROW (11) 47.8 percent. Based upon 5,400,000 shares outstanding.
14	TYPE OF REPORTING PERSON* 00

3

SCHEDULE 13D

CUSIP No. 917276-10-1	Page 4 of 7 pages, including exhibits

Item 1. Security and Issuer

State the title of the class of equity securities to which this statement relates and the name and address of the principal executive offices of the issuer of such securities.

Common Stock No Par Value

The issuer’s name and address is:

URON Inc.
9449 Science Center Drive
New Hope, Minnesota 55428

Item 2. Identity and Background

(a)
Name: The reporting person is Lantern Advisors LLC ("Lantern"), a Minnesota limited liability company. Lantern acquired 2,383,098 shares which are subject to this report on August 11, 2006. These shares were acquired from Multiband Corporation, the former corporate parent of URON. Lantern acquired an additional 200,000 shares on March 6, 2007. These shares were acquired from URON in consideration of consulting services (including services in connection with preparation of the annual report and materials for the annual meeting of shareholders). The managing members of Lantern are Joseph Geraci II and Douglas M. Polinsky.

(b)
Business address: The business address of Lantern and Mr. Geraci is c/o Isles Capital LLC, 80 South 8th Street, Suite 900, Minneapolis, Minnesota 55402. Mr. Polinsky's address is c/o Great North Capital Corp., 130 Lake Street West, Suite 300, Wayzata, Minnesota 55391.

4

SCHEDULE 13D

CUSIP No. 917276-10-1	Page 5 of 7 pages, including exhibits

(c)	Present principal occupation or employment and the name, principal business and address of any corporation or other organization in which such employment is conducted:

Lantern is a firm which provides business consulting services managed part-time by Mr. Geraci. Mr. Geraci's principal employment is with Isles Capital LLC, which also provides business consulting services. The address of Isles Capital is the same as the address of Mr. Geraci and Lantern. See Item 2(b).

Douglas M. Polinsky is also a managing member of Lantern. Mr. Polinsky’s principal employment is with Great North Capital Corp. Great North is a firm which provides business consulting services. The address of Great North is the same as the address of Mr. Polinsky. See Item 2(b).

(d)
Whether or not, during the last five years, such person has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors) and, if so, give the dates, nature of conviction, name and location of court, and penalty imposed, or other disposition of the case:

N/A

(e)
Whether or not, during the last five years, such person was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws; and, if so, identify and describe such proceedings and summarize the terms of such judgment, decree or final order:

There is nothing to report concerning Lantern, Mr. Polinsky or Great North Capital.

In August, 2003, the National Association of Securities Dealers, Inc. ("NASD") found that Mr. Geraci had violated SEC Rule 10b-5 and NASD Conduct Rule 2110. He was barred from association with any NASD member and paid $2,160.83 in hearing costs.

(f)	Citizenship:

Lantern is a Minnesota limited liability company. Mr. Geraci and Mr. Polinsky are U.S. citizens.

5

CUSIP No. 917276-10-1	Page 6 of 7 pages, including exhibits

Item 3. Source and Amount of Funds or Other Consideration

The 2,383,098 shares acquired in August 2006 cost $75,000. The price was paid from working capital of Lantern. The 200,000 shares acquired in March 2007 were issued in consideration of services and were valued at $7,000 ($.035/share).

Item 4. Purpose of Transaction

The shares were acquired for investment. Lantern has no plans to influence the business or management structure of URON Inc. except with the consent of management of URON Inc.

Item 5. Interest in Securities of the Issuer

(a)	Aggregate number and percentage of the class of securities beneficially owned:

Lantern owns 2,583,098 shares of URON Inc. (47.8% of the shares outstanding).

(b)
Number of shares as to which there is sole power to vote or to direct the vote, shared power to vote or to direct the vote, sole power to dispose or to direct the disposition, or shared power to dispose or to direct the disposition:

Lantern holds 2,583,098 shares. Lantern's ability to vote 1,448,098 of these shares is subject to approval by the shareholders of the company in accordance with Minnesota Statute §302A.671.

(c)	Transactions in the securities effected during the past sixty days:

None, except acquisition of the 200,000 shares covered by this report.

(d)	No other person has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, such securities.

(e)	The date on which the reporting person ceased to be the beneficiary owner of more than five percent of the class of securities:

N/A

Item 6. Contracts, Arrangements, Understandings or Relationships with Respect to Securities of the Issuer.

None

Item 7. Material to Be Filed as Exhibits.

None

6

CUSIP No. 917276-10-1	Page 7 of 7 pages, including exhibits

SIGNATURE

The undersigned, after reasonable inquiry and to the best of his/its knowledge and belief, certifies that the information set forth in this statement is true, complete and correct.

Dated: March 8, 2007	LANTERN ADVISERS LLC

	By:	/s/Joseph A. Geraci, II
Joseph A. Geraci, II Its: Managing Member

	By:	/s/Douglas M. Polinsky
Douglas M. Polinsky Its: Managing Member

7